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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ______________



                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)  August 30, 1996
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                                 CHATCOM, INC.
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             (Exact Name of Registrant as Specified in its Charter)


         CALIFORNIA                   0-20462            95-3746596
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(State or Other Jurisdiction      (Commission        (I.R.S. Employer
of Incorporation)                 File Number)       Identification No.)


9600 TOPANGA CANYON BOULEVARD, CHATSWORTH, CALIFORNIA           91311
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(Address of Principal Executive Offices)                      (Zip Code)



Registrant's telephone number, including area code  818/709-1778
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Item 5.  Other Events.

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, ChatCom, Inc. (the "Company") is hereby filing cautionary statements identifying important factors that could cause the Company's actual results to differ materially from those projected in any forward looking statements of the Company made by, or on behalf of, the Company.

Item 7.  Financial Statements and Exhibits.

The following is filed as an Exhibit to this report.

Exhibit 99. Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995.











                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto, duly authorized.

                           ChatCom, Inc.,
                           a California corporation

Date: August 30, 1996      By:  /s/ John R. Grady
                                -----------------
                                John R. Grady
                                Chief Financial Officer

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